SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(Amendment No. 1)

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[  ] Preliminary proxy statement.

[  ]

Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).

[X] Definitive proxy statement.

[  ] Definitive additional materials.

[  ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                              ARI Network Services, Inc.

(Name of Registrant as Specified in Its Charter)

________________________________________________________

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X]

No fee required.

[  ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

________________________________________________________________________________________

(2)

Aggregate number of securities to which transaction applies:

________________________________________________________________________________________

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________________

(4)

Proposed maximum aggregate value of transaction:

________________________________________________________________________________________

(5)

Total fee paid:

________________________________________________________________________________________

[  ]

Fee paid previously with preliminary materials.

________________________________________________________________________________________

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)

Amount Previously Paid:

________________________________________________________________________________________

(2)

Form, Schedule or Registration Statement No.:

________________________________________________________________________________________

(3)

Filing Party:

________________________________________________________________________________________

(4)

Date Filed:

________________________________________________________________________________________

EXPLANATORY NOTE

This amended proxy card is being filed solely for the purpose of correcting the proxy card for the 2004 annual meeting of shareholders of ARI Network Services, Inc. ("the Company").  The proxy card filed with the Company’s definitive proxy statement on November 10, 2004 inadvertently omitted one of the Directors.  No other changes have been made to the proxy materials filed on November 10, 2004.

ANNUAL MEETING OF SHAREHOLDERS OF

ARI NETWORK SERVICES, INC.

December 9, 2004

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible

¯Please detach along perforated line and mail in the envelope provided.¯

■

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1. Election of Directors: NOMINEES: ☐ FOR ALL NOMINEES ○ WILLIAM C. MORTIMORE ○ RICHARD W. WEENING ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below

                                                                                                              FOR AGAINST ABSTAIN

2.  To ratify the selection of Wipfli  LLP as the Company’s independent             ☐           ☐               ☐

     public accountants for fiscal 2005.

3.  In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the 2004 Annual Meeting and at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR AND “FOR” THE OTHER PROPOSAL.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to this the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■

Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, attorney, trustee or guardian, please give full title as such.  If the signer is a corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

■

■

ARI NETWORK SERVICES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a shareholder of ARI Network Services, Inc. (the “Company”), hereby appoints Brian E. Dearing and Timothy Sherlock, and each of them, as proxies, each with the power to appoint a substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of stock of the Company held of record by the undersigned on October 22, 2004, at the 2004 Annual Meeting of Shareholders of the Company to be held on December 9, 2004 at 9:00 a.m. and at any and all adjournments thereof.

(Continued and to be signed on the reverse side)